Business Combinations (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities - Asset Purchase Agreements [Member] $ in Thousands	Dec. 31, 2023 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities [Line Items]
Net liabilities	$ (308)
Customer relationships, net of deferred tax liabilities	1,163
Goodwill	898
Total assets acquired	$ 1,753